SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 16, 2001
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                                   PSINet Inc.
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             (Exact name of registrant as specified in its charter)


         New York                0-25812                         16-1353600
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(State or other jurisdiction      (Commission                (IRS Employer
        of incorporation)         File Number)            Identification No.)


         44983 Knoll Square, Ashburn, Virginia          20147
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         (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code (703) 726-4100
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          (Former name or former address, if changed since last report)


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Item 5.       Other Events

         On May 16, 2001, PSINet Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.



Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

                  (c)      Exhibits

                           Exhibit 99.1        Press release dated May 16, 2001





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:        May 16, 2001                     PSINET INC.


                                               By: /s/Lawrence E. Hyatt
                                                  ------------------------------
                                                   Lawrence E. Hyatt
                                                     Executive Vice President,
                                                     Chief Financial Officer and
                                                     Chief Restructuring Officer


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                                  EXHIBIT INDEX




Exhibit
 Number         Exhibit Name                                        Location
 ------         ------------                                        --------
  99.1          Press release dated May 16, 2001                 Filed herewith